UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Chimerix, Inc.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EXPLANATORY NOTE

On April 28, 2022, Chimerix, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) its Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) and the related proxy card (the “Proxy Card”) for the Company’s 2022 Annual Meeting of Stockholders (the “Annual Meeting”), to be held on June 23, 2022. This supplement to the Proxy Statement and Proxy Card is being filed to add a new Proposal No. 4 that is soliciting a non-binding, advisory vote from the Company’s stockholders of record, as of April 25, 2022, on the frequency with which the Company’s stockholders shall have an advisory say-on-pay vote on the compensation of the Company’s named executive officers. The Company’s management and its Board of Directors recommend maintaining an annual non-binding advisory vote on the compensation of the named executive officers. Other than the addition of Proposal No. 4 to the Proxy Statement, the Proxy Card and the Notice of the Annual Meeting, no other changes have been made to the Proxy Statement or the Proxy Card and they continue to be in full force and effect as originally filed and continue to seek the vote of the Company’s stockholders for the proposals to be voted on at the Annual Meeting.

This supplement should be read together with the Proxy Statement, which should be read in its entirety. Capitalized terms used but not otherwise defined in this supplement have the meanings ascribed to them in the Proxy Statement.

2022 PROXY STATEMENT SUPPLEMENT

This Proxy Statement Supplement (the “Supplement”) supplements and amends the Proxy Statement of the Company for the Company’s Annual Meeting to (i) add a new Proposal No. 4 to the Proxy Statement that provides for a non-binding, advisory vote of the Company’s stockholders on the frequency with which the Company’s stockholders shall have an advisory say-on-pay vote on the compensation of the Company’s named executive officers (“Proposal No. 4”), and (ii) update the Notice of the Annual Meeting attached as Appendix A to add the new Proposal No. 4 (the “Amended Notice”). This Supplement, the Amended Notice and a revised proxy card (the “Revised Proxy Card”) are being distributed or made available to stockholders beginning on or about May 4, 2022. This Supplement does not provide all of the information that you should read and consider before voting on all of the proposals that are being presented to stockholders for their vote at the Annual Meeting. Additional information is contained in the Proxy Statement. To the extent that the information in this Supplement differs from, updates or conflicts with the information contained in the Proxy Statement, the information in this Supplement shall amend and supersede the information in the Proxy Statement. Except as so amended or superseded, all information set forth in the Proxy Statement remains unchanged and important for your consideration before voting. Accordingly, we encourage you to read this Supplement carefully and in its entirety, together with the Proxy Statement.

Proposal No. 4 is a “non-routine” matter. Accordingly, if you hold shares beneficially in street name and do not provide your broker with voting instructions as to Proposal No. 4, your shares may constitute “broker non-votes” as to Proposal No. 4. Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given.

With respect to Proposal No. 4, your vote may be cast for “EVERY YEAR,” “EVERY TWO YEARS” or “EVERY THREE YEARS” or “ABSTAIN.” A vote to “ABSTAIN” will have no effect on the vote. The choice receiving the most votes cast by stockholders present in person or represented by proxy and entitled to vote on the matter will be deemed to be the frequency preferred by the stockholders.

PROPOSALS TO BE VOTED UPON BY STOCKHOLDERS

Information contained in this Supplement relates to Proposal 4 that will be presented to stockholders at the annual meeting. Information regarding Proposals 1, 2 and 3 that will be presented to stockholders at the annual meeting can be found in the

Proxy Statement that has been mailed to stockholders. We urge you to read this Supplement carefully and in its entirety together with the Proxy Statement.

PROPOSAL 4

ADVISORY VOTE ON THE FREQUENCY OF SOLICITATION OF ADVISORY STOCKHOLDER APPROVAL OF EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act, and Section 14A of the Exchange Act enable the Company’s stockholders, at least once every six years, to indicate their preference regarding how frequently the Company should solicit a non-binding advisory vote on the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement. Currently, consistent with the preference expressed by the stockholders at the Company’s 2016 Annual Meeting of Stockholders, the policy of the Compensation Committee and our Board of Directors is to solicit a non-binding advisory vote on the compensation of the named executive officers every year. Accordingly, the Company is again asking stockholders to indicate whether they would prefer an advisory vote every year, every other year or every three years. Alternatively, stockholders may abstain from casting a vote.

After considering the benefits and consequences of each alternative, the Compensation Committee and our Board of Directors recommends that the advisory vote on the compensation of the Company’s named executive officers be submitted to the stockholders once every year.

The Compensation Committee and our Board of Directors believes that an annual advisory vote on the compensation of the Company’s named executive officers will allow stockholders to provide the Compensation Committee and our Board of Directors with their periodic direct input on the Company’s compensation philosophy, policies and practices as disclosed in the proxy statement.

While the Compensation Committee and our Board of Directors believes that its recommendation is appropriate at this time, the stockholders are not voting to approve or disapprove that recommendation, but are instead asked to indicate their preferences, on an advisory basis, as to whether the non-binding advisory vote on the approval of the Company’s executive officer compensation practices should be held every year, every other year or every three years. The option among those choices that receives the votes of the holders of a plurality of shares present in person or represented by proxy and entitled to vote at the annual meeting will be deemed to be the frequency preferred by the stockholders.

Because this vote is advisory and, therefore, not binding on the Compensation Committee and our Board of Directors or us, the Compensation Committee and our Board of Directors may decide that it is in the best interests of the stockholders that we hold an advisory vote on executive compensation more or less frequently than the option preferred by the stockholders. The vote will not be construed to create or imply any change or addition to the fiduciary duties of the Compensation Committee and our Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF “ONE YEAR” ON THE SAY-ON-FREQUENCY PROPOSAL.

APPENDIX A
Amended Notice

CHIMERIX, INC.
2505 Meridian Parkway, Suite 100
Durham, North Carolina 27713

AMENDED NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On June 23, 2022

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Chimerix, Inc., a Delaware corporation (the “Company”). The meeting will be held on Thursday, June 23, 2022 at 8:00 a.m. local time at The Umstead Hotel and Spa, located at 100 Woodland Pond Drive, Cary, North Carolina 27513, for the following purposes:

•To elect the three nominees for Class III Director named herein to the Board of Directors to serve for a term of three years;

•To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2022;

•To hold a non-binding advisory vote on the compensation of the Company’s named executive officers;

•To indicate, on an advisory basis, the preferred frequency of shareholder advisory votes on the compensation of the Company’s named executive officers; and

•To conduct any other business properly brought before the Annual Meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice (the “Proxy Statement”).

The record date for the Annual Meeting is April 25, 2022. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

                    By Order of the Board of Directors

                    Michael A. Sherman
                    President and Chief Executive Officer

Durham, North Carolina
May 4, 2022

You are cordially invited to attend the meeting in person. However, due to the evolving COVID-19 situation, we urge our stockholders to monitor the guideline of the CDC and other applicable federal, state and local government agencies and to refrain from attending the meeting in person if doing so would violate those guidelines. In any event, we ask that you please complete, date, sign and return the proxy mailed to you as promptly as possible in order to ensure your representation at the meeting. You may vote over the Internet, as well as by telephone or by mailing a proxy or voting instruction form. Please review the instructions on each of your voting options described in these proxy materials.

Revised Proxy Card

CHIMERIX

VOTE

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ENDORSEMENT_LINE______________ SACKPACK_____________

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DESIGNATION (IF ANY)
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Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by 1:00 a.m., Central Time, on June 23, 2022.

Online
Go to **www.envisionreports.com/CMRX** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/CMRX

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposals 2 and 3 and "1 YEAR" for Proposal 4.

1. Election of Directors:

	For	Against	Abstain
01 - Catherine L. Gilliss, Ph.D., R.N., F.A.A.N.	☐	☐	☐
02 - Patrick Machado	☐	☐	☐
03 - Fred A. Middleton	☐	☐	☐

	For	Against	Abstain
2. Ratification of the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the independent registered public accounting firm of the company for the fiscal year ending December 31, 2022.	☐	☐	☐
3. To approve, by non-binding vote, the compensation of Chimerix, Inc.'s named executive officers as disclosed in the Proxy Statement.	☐	☐	☐

	1 Year	2 Years	3 Years	Abstain
4. To approve, on an advisory basis, of the frequency of the advisory approval of our executive compensation.	☐	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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03ME7C

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders.
The material is available at: www.envisionreports.com/CMRX

Small steps make an impact.
Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/CMRX

▼ **IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

Proxy — Chimerix, Inc.

Notice of 2022 Annual Meeting of Stockholders

The Umstead Hotel and Spa
100 Woodland Pond Drive
Cary, North Carolina 27513
Proxy Solicited by Board of Directors for Annual Meeting — June 23, 2022

Michael Sherman and Michael Andriole, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Chimerix, Inc. to be held on June 23, 2022 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the three nominees for director, FOR ratification of the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2022, FOR approval of, by non-binding vote, the compensation of Chimerix, Inc.'s named executive officers as disclosed in the Proxy Statement and 1 YEAR with respect to proposal 4.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark box to the right if you plan to attend the Annual Meeting. ☐